                                                                    EXHIBIT 99.7

                        RECONSTITUTED SERVICING AGREEMENT

          This is a Reconstituted Servicing Agreement (the "Agreement") made this 1st day of March, 2007, between Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Depositor") and Wilshire Credit Corporation, having an address at 14523 SW Millikan Way, Suite 200, Beaverton, Oregon 97005 ("Wilshire").

          In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Exhibit A annexed hereto (the "Mortgage Loan Schedule") shall be subject to the terms of this Agreement, and shall be serviced under the terms of the pooling and servicing agreement dated as of January 1, 2006, among the Depositor, Wilshire and Wells Fargo Bank, N.A. (the "Underlying Servicing Agreement"), attached hereto as Exhibit B, and as amended by this Agreement (together with the Underlying Servicing Agreement, the "Servicing Agreement"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Underlying Servicing Agreement.

    MODIFICATIONS OF CERTAIN PROVISIONS OF THE UNDERLYING SERVICING AGREEMENT

          1. The parties hereto agree that the Preliminary Statement, Article II (other than Section 2.09), Sections 3.17, 3.18, 3.20-3.23 and 4.03 through 4.05,
Article V, Section 7.03, Article VIII, Article IX and Sections 10.04, 10.05, 10.08, 10.10 and 10.11 are inapplicable to this Agreement.

          2. For purposes of servicing the Mortgage Loans hereunder, the parties hereto agree that the provisions of the Underlying Servicing Agreement shall be modified in the manner set forth on Exhibit C hereto.

                                   WARRANTIES

          3. Depositor warrants and represents to, and covenants with, Wilshire that as of the date hereof:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this

Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by Wilshire, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby.

          4. Wilshire warrants and represents to, and covenants with, Depositor that as of the date hereof:

          (a) Wilshire is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) Wilshire has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Wilshire's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Wilshire's charter or by-laws or any legal restriction, or any material agreement or instrument to which Wilshire is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Wilshire or its property is subject. The execution, delivery and performance by Wilshire of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Wilshire. This Agreement has been duly executed and delivered by Wilshire and, upon the due authorization, execution and delivery by Depositor, will constitute the valid and legally binding obligation of Wilshire enforceable against Wilshire in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Wilshire in connection with the execution, delivery or performance by Wilshire of this Agreement, or the consummation by it of the transactions contemplated hereby.

          (d) Wilshire is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (e) The Servicer is an approved servicer of mortgage loans for Fannie Mae and is an approved servicer of mortgage loans for Freddie Mac.

          (f) No litigation is pending or, to the best of the Servicer's knowledge, threatened, against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (g) The Servicer will fully furnish (for the period it services the Mortgage Loans), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

                         RECOGNITION OF MASTER SERVICER

          5. From and after the date hereof, Wilshire shall service the Mortgage Loans in accordance with the Servicing Agreement. It is the intention of Wilshire and the Depositor that this Agreement will constitute a separate and distinct servicing agreement between Wilshire and Depositor to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

          6. Wilshire acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). Wilshire shall deliver all reports required to be delivered under the Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Alternative Note Asset Trust, Series 2007-F1

          7. Wilshire hereby acknowledges that the Master Servicer has the right to enforce all obligations of Wilshire under the Servicing Agreement acting on behalf of the MANA 2007-F1 trust formed pursuant to the Pooling and Servicing Agreement, as owner of the Mortgage Loans. Such rights will include, without limitation, the right to terminate Wilshire, as servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wilshire under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wilshire under the Servicing Agreement, the right to examine the books and records of Wilshire and the right to exercise certain rights of consent and approval of the "Trustee" under the Servicing Agreement. Notwithstanding the foregoing, it is understood that Wilshire shall not be obligated to defend and indemnify and hold harmless the Master Servicer and the Depositor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Wilshire which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Trustee" under the Servicing Agreement and this Agreement only to the extent that the Master Servicer has any obligations of the "Trustee". In addition, the Depositor shall indemnify Wilshire and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Wilshire may sustain in any way related to (a) actions or inactions of Wilshire which were taken or omitted upon the instruction or direction of the Securities Administrator or Master Servicer, as applicable, or (b) the failure of the Securities Administrator or the Master Servicer, as applicable, to perform the obligations of the "Trustee" under the Servicing Agreement. Wilshire shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: MANA 2007-F1
          Distribution Account Number: 50980700

                                  MISCELLANEOUS

          8. All demands, notices and communications related to the Mortgage Loans, this Servicing Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

          (a)  In the case of Wilshire,

               Wilshire Credit Corporation
               14523 S.W. Millikan Way, Suite 200
               Beaverton, Oregon 97005
               Attention: V.P. Client Services

          (b)  In the case of Depositor,

               Merrill Lynch Mortgage Investors, Inc.

               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-F1

          (c)  In the case of the Master Servicer or the Securities
               Administrator,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MANA 2007-F1

          9. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          11. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Depositor or Wilshire may be merged or consolidated shall, without the requirement for any further writing, be deemed the Depositor or Wilshire, respectively, hereunder.

          12. This Agreement shall terminate upon a clean up call of the Merrill Lynch Alternative Note Asset Trust, Series 2007-F1.

          13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Depositor


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------


WILSHIRE CREDIT CORPORATION
Company


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------


ACKNOWLEDGED AND AGREED:


WELLS FARGO BANK, N.A.
Master Servicer


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------


WELLS FARGO BANK, N.A.
Securities Administrator


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                        POOLING AND SERVICING AGREEMENT,
                              DATED JANUARY 1, 2006

                                    EXHIBIT C

               MODIFICATIONS TO THE UNDERLYING SERVICING AGREEMENT

     1.   Article I (Definitions) is hereby modified as follows:

          a. Replacing the definition of Accountant's Attestation in its entirety with the following:

               Accountant's Attestation: A report from a nationally or regionally recognized firm of independent registered public accountants which is a member of the American Institute of Certified Public Accountants to the effect that (i) it has obtained a representation regarding certain matters from the management of the Servicer, which includes an assertion as to whether the Servicer has complied with the relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether the Servicer's compliance with the relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding the Servicer's assessment of compliance with the Relevant Servicing Criteria.

          b. Adding the following definition immediately after the definition of Agreement:

               Annual Statement of Compliance: The statement of compliance as required by Section 11.04 of Exhibit D hereto.

          c. Replacing the definition of Assessment of Compliance in its entirety with the following:

               Assessment of Compliance: An officer's assessment of its compliance with the Relevant Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

          d. Revising the definition of Certificate by replacing the word "Trustee" with "Securities Administrator" in each instance.

          e. Replacing the definition of Certificateholder or Holder in its entirety with the following:

               Certificateholder or Holder: As defined in the Pooling and Servicing Agreement.

          f. Replacing the definition of Closing Date in its entirety with the following:

               Closing Date: March 26, 2007.

          g. Revising the definition of Collection Account by (i) replacing the words "Mortgage Investors" with "Alternative Note" and (ii) replacing "2006-HE1" with "2007-F1".

          h. Replacing the definition of Cut-off Date in its entirety with the following:

               Cut-off Date: March 1, 2007.

          i. Adding the following definition immediately following the definition of Certificate:

               Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator and as defined in the Pooling and Servicing Agreement.

          j. Revising the definition of Distribution Date by replacing "2006" with "2007".

          k. Replacing the definition of Issuing Entity in its entirety with the following:

               Issuing Entity: Merrill Lynch Alternative Note Asset Trust, Series 2007-F1.

          l. Adding the following definitions immediately after the definition of Lower Tier REMIC Subordinated Balance Ratio:

               Master Servicer: Wells Fargo Bank, N.A.

               Master Servicer Collection Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement in the name of the Master Servicer for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Master Servicer, in trust for registered holders of Merrill Lynch Alternative Note Asset Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-F1." Funds in the Master Servicer Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in the Pooling and Servicing Agreement.

          m. Revising the definition of Mortgage Loan Schedule by replacing "attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3" with the following: "attached to the Reconstituted Servicing Agreement".

          n. Revising the definition of Optional Termination Amount by replacing "Section 9.01" with "the Pooling and Servicing Agreement".

          o. Revising the definition of Optional Termination Amount by replacing the words "costs and expenses" in clause (B) of the such definition with "costs, expenses and indemnity amounts".

          p. Adding the following definition immediately after the definition of Pool Stated Balance:

               Pooling and Servicing Agreement: The pooling and servicing agreement, dated as of March 1, 2007, by and among the Depositor, the Master Servicer, the Securities Administrator and the Trustee.

          q. Replacing the definition of Prepayment Period in its entirety with the following:

               Prepayment Period: As to any Distribution Date, the calendar month preceding the month of such Distribution Date.

          r. The definition of REMIC is hereby amended by deleting the second sentence of such definition.

          s. Adding the following definition immediately after the definition of Securities Act:

               Securities Administrator: Wells Fargo Bank, N.A.

          t. Adding the following definition immediately after the definition of Servicer Advance Date:

               Servicer Information: As defined in Section 11.07(a).

          u. Revising the definition of Servicing Advances by adding the words "prior liens," immediately before the word "real".

          v. Replacing "0.50%" in the definition of Servicing Fee Rate with "0.25%".

          w. Replacing "Trustee" in each instance in the definition of Servicing Transfer Costs with "Master Servicer".

          x. Amending the definition of Subcontractor by inserting "(as defined in the Pooling and Servicing Agreement)" immediately after the word "Balance".

          y. Amending the definition of Sub-Servicer by inserting "(as defined in the Pooling and Servicing Agreement)" immediately after the word "Balance" in clause (iii) of such definition.

          z. Replacing the definition of Trust Fund in its entirety with the following:

               Trust Fund: The corpus of the Issuing Entity.

          aa. Replacing "Wells Fargo Bank, N.A." in the definition of Trustee with "HSBC Bank USA, National Association".

     2. Section 2.09(b) is amended by inserting ", the Master Servicer" immediately following "Depositor" in each instance.

     3. Article III (Administration and Servicing of Mortgage Loans) is hereby amended as follows.

          a. Replacing "Trustee" with "Master Servicer" in each instance in each section of Article III, other than Sections 3.01, 3.03, 3.05 through 3.11, 3.12,
3.14 and 3.15.

          b. Replacing "herein" with "in the Pooling and Servicing Agreement" in the third sentence of the first paragraph of Section 3.01.

          c.   Deleting the last paragraph of Section 3.01, including clauses
               (a), (b) and (c) of such paragraph.

          d.   Amending Section 3.02 by:

               (i) replacing the fifth sentence of clause (a) with the following:

                    As set forth in Section 11.02, the Servicer shall deliver
               to the Master Servicer a copy of any subservicing agreement executed by the Servicer. The Master Servicer agrees that it will keep any such subservicing agreement confidential. The Servicer may redact any such subservicing agreements prior to delivery to remove any fees paid to any Sub-Servicers. The Master Servicer shall execute any commercially reasonable confidentiality agreement provided to it by the Servicer concerning any confidential information in any such Subservicing Agreement.

               (ii) replacing clause (c) with the following:

                    The Servicer shall not permit a Sub-Servicer that would be required under this Agreement or any subservicing agreement to deliver an Annual Statement of Compliance, an Assessment of Compliance and an Accountant's Attestation to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Sub-Servicer first agrees in writing with the Servicer to deliver such Annual Statement of Compliance, an Assessment of Compliance and an Accountant's Attestation in such manner and at such times that permits the Servicer to comply with Sections 3.17 and 3.18 of this Agreement.

          e. Replacing "out of the Certificate Account" with "to the Master Servicer pursuant to the Pooling and Servicing Agreement" in the penultimate sentence of the first paragraph of Section 3.04.

          f.   Amending Section 3.05 by:

               (i) inserting "as defined in the Pooling and Servicing Agreement" immediately after "Stated Principal Balance" in the fourth sentence of clause (a);

               (ii) replacing the word "Trustee" with "Master Servicer" in each instance in the last two paragraphs of clause (d);

               (iii) deleting the last sentence of the last paragraph of clause
               (d);

               (iv) replacing clause (e) in its entirety with "[Reserved]";

               (v) deleting "or the Certificate Account", "or the Trustee, as applicable", "(i) in the case of the Collection Account" and "(ii) in the case of the Certificate Account, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Certificate Account or is otherwise immediately available, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case" from the first sentence of clause (f) of such Section; and

               (vi) deleting the last sentence of clause (f) of such Section.

          g.   Amending Section 3.06 by:

               (i) inserting ",condominium or PUD association dues or comparable items" immediately after the word "premiums" in the first sentence of the first paragraph; and

               (ii) replacing "this Agreement in accordance with Section 9.01 hereof" with "the Pooling and Servicing Agreement" in the penultimate sentence of the second paragraph of Section 3.06.

          h.   Amending Section 3.07 by:

               (i) inserting "the Master Servicer, the Securities Administrator, the Trustee" immediately after "provide the Depositor," in the first sentence of the second paragraph;

               (ii) inserting the following sentence at the end of the second paragraph of such Section: "In addition, subject to limitations of applicable privacy laws, the Servicer may make public information regarding performance of the Mortgage Loans."

          i.   Amending Section 3.08 by:

               (i) replacing "Certificate Account" with "Master Servicer Collection Account" in each instance;

               (ii) deleting "2.02, 2.03 or" from clause (a)(ix);

               (iii) replacing "Section 2.03" with "Article II of the Pooling and Servicing Agreement" in clause (a)(xi);

               (iv) replacing "this Agreement pursuant to Section 9.01 hereof" with "the Pooling and Servicing Agreement" in clause (a)(xiv);

               (v) replacing the word "Trustee" with "Master Servicer" in the first and third full paragraphs of such Section;

               (vi) replacing "2:00" in such Section with "2:30" and replacing "the Servicer shall cause to be withdrawn" with "the Servicer will use commercially reasonable efforts to cause to be withdrawn from the Collection Account";

               (vii) replacing the second and third instances of "2:00" with "3:00" in the paragraph immediately following clause (a)(xiv);

               (viii) deleting the words "or the Trustee" and "or the Certificate Accounts" from the last paragraph of clause (a); and

               (ix) deleting clause (b) of such Section.

          j.   Amending Section 3.10 by:

               (i) amending clause (i) of the first sentence of the first paragraph of such Section by (A) inserting the word "estimated" immediately before the word "replacement" and (B) inserting "(which may be the last known coverage)" immediately after the word "Property";

               (ii) replacing the word "Trustee" with "Master Servicer" in the fifth sentence of the first paragraph and the last sentence of the second paragraph of such Section; and

               (ii) amending the last sentence of the first paragraph of such Section by (A) replacing the word "original" with "outstanding" in the clause (i), (B) inserting the word "estimated" immediately before the word "replacement" in clause (ii) and (C) inserting "(which may be the last known coverage)" immediately after the word "Property" in clause (ii).

          k.   Amending Section 3.11 by:

               (i) inserting the words "; and provided further, that the Servicer need not take any such action if the Servicer believes the collections and other recoveries in respect of the Mortgage Loan would be maximized if the Mortgage Loan were not accelerated" immediately after the word "Policy" in the first sentence of such Section;

               (ii) replacing "Trustee" with "Master Servicer" in the second sentence of the first paragraph of such Section;

               (iii) replacing "if in the reasonable judgment of the Servicer, entering into an assumption and modification agreement with a Person to whom such property shall be conveyed and releasing the original Mortgagor from liability would be in the best interests of the Certificateholders" with "or take any of the above actions if the Servicer believes the collections and other recoveries in respect of the Mortgage Loan would be maximized if the Mortgage Loan were not accelerated and such actions not taken" in the fifth sentence of the first paragraph of such Section; and

               (iv) inserting "Master Servicer and" immediately after "shall notify the" in the seventh sentence of such Section.

          l.   Amending Section 3.12 by:

               (i) deleting the fourth sentence of clause (a) of such Section;

               (ii) replacing the word "knowledge" in the last sentence of the first paragraph of such Section with "received written notice";

               (iii) adding ", which shall not be the Servicer" to the end of the first sentence of the second paragraph of clause (a);

               (iv) deleting the third sentence of the second paragraph of clause (a);

               (v) adding the words ", the Master Servicer and the Securities Administrator" immediately after the word "Trustee" in each instance in the third paragraph of clause (a) of such Section;

               (vi) replacing the word "would" in the first sentence of the fourth paragraph of clause (a) with "are expected to";

               (vii) replacing the word "Trustee" with "Securities Administrator" in clause (c) of such Section;

               (viii) replacing the words "Certificate Account" with "Distribution Account (as defined in the Pooling and Servicing Agreement in clause (c);

               (ix) replacing the word "possible" with "likely" in the first sentence of clause (d);

               (x) inserting "Master Servicer and" immediately preceding "Trustee" in the last sentence of clause (d); and

               (xi) revising the last sentence of clause (e) of such Section by inserting "as defined in the Pooling and Servicing Agreement" immediately after the word "Certificates" in each instance.

          m.   Amending Section 3.13 by:

               (i) replacing the title of such Section with "Release of Mortgage Files";

               (ii) replacing "Trustee or its designee" in the first sentence of the first paragraph of such Section with "Custodian";

               (iii) deleting "Upon a receipt of a copy of such request, the Trustee or its designee shall promptly release the Mortgage File to the Servicer, and" from the second sentence of the first paragraph of such Section, adding "by the Servicer" immediately after the word "incurred" in the third sentence of the first paragraph of such Section;

               (iv) deleting the fourth sentence of the first paragraph of such Section;

               (v) replacing "designee" with "Custodian" in each instance in the first sentence of the second paragraph of such Section;

               (vi) deleting the second, third, fourth and fifth sentences of the second paragraph of such Section;

               (vii) deleting the third paragraph of such Section;

               (viii) [reserved];

               (ix) replacing "designee" with "Custodian" in each instance in the fourth paragraph of such Section;

               (x) adding "or its Custodian" immediately after "returned to the Trustee" in the second sentence of the fourth paragraph of such Section; and

               (xi) adding the following sentence to the end of such Section:

                    The Servicer shall have no liability for, and shall be
               excused from, any non-performance hereunder to the extent such non-performance is solely and directly caused by (i) the failure of the Custodian to release (and not caused by any failure or non-performance by the Servicer), in a manner consistent with the terms of the Custodial Agreement, any Mortgage File requested by the Servicer pursuant to a Request for Release and (ii) the failure of the Trustee to execute a request for the execution of documents.

          n. Amending Section 3.14 by replacing "Certificate Account" with "Master Servicer Collection Account, the Distribution Account (as defined in the Pooling and Servicing Agreement)" and replacing "Trustee" with "Master Servicer or the Securities Administrator" in the second sentence of such Section.

          o. Amending Section 3.15 by replacing "Trustee" with "Master Servicer" in the last sentence of the second paragraph of such Section.

          p.   Replacing Section 3.16 in its entirety with the following:

               Section 3.16 [Reserved].

          q.   Replacing Section 3.19 in its entirety with the following:

               Section 3.19 Subordination of Liens.

                    In connection with any governmental program under which a
               Mortgagor may obtain a benefit in the event the related Mortgaged Property is subject to a disaster provided that the Mortgagor files a covenant or other lien against the Mortgaged Property and is required to obtain the subordination thereto of the Mortgage, the Servicer may cause such subordination to be executed and filed provided that either (i) the related Mortgage Loan is in default or default with respect to such Mortgage Loan is imminent or (ii) such subordination and participation in such governmental program will not result in a change in payment expectations with respect to such Mortgage Loan. For purposes of the preceding sentence, a change in payment expectations occurs if, as a result of such subordination and participation in such governmental program, (1) there is a substantial enhancement of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was primarily speculative prior to such subordination and participation in such governmental program and is adequate after such subordination and participation in such governmental program or (2) there is a substantial impairment of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was adequate prior to such subordination and participation in such governmental program and is primarily speculative after such subordination and participation in such governmental program. The preceding sentence and clause (ii) of the second preceding sentence are intended to comply with Treasury Regulations Section 1.1001-3(e)(4) and shall be interpreted in accordance therewith.

          r.   Replacing Section 3.24 in its entirety with the following:

                    Section 3.24 Information to the Master Servicer.

                    No later than [the tenth (10th) calendar day of each month
               (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day)], the Servicer shall forward to the Master Servicer reports in the format set forth in Exhibit M-1, Exhibit M-2 and Exhibit M-3 hereto (or such other format, with respect to Exhibit M-1 and Exhibit M-2, as mutually agreed by the Servicer and the Master Servicer), with respect to monthly remittances, defaulted Mortgage Loans and realized loss calculations, respectively.

          s. Replacing "Trustee" with "Master Servicer" in the first sentence of Section 3.25.

          t.   Replacing Section 3.26 in its entirety with the following:

               Section 3.26 Solicitation.

                    The Servicer may not solicit or refer to a mortgage
               originator, who may or may not be an affiliate of the Depositor or the Servicer, any Mortgagor for refinancing or otherwise take action to encourage refinancing.

          u. Inserting the following new Sections 3.28 and 3.29 immediately after Section 3.27:

               Section 3.28 Special Servicing Agreements.

                    The Servicer may enter into a special servicing advisory
               agreement with (i) a holder of (a) the Class R Certificate, (b) the Class C Certificate, (c) one or more other Class of subordinated certificates issued by the Issuing Entity and/or (d) a NIM Note and/or (ii) an advisor designated by any of the foregoing. Pursuant to such agreement, the Servicer may provide such holder or advisor, in its capacity as special servicing advisor, with loan-level information with respect to the Mortgage Loans, and such person may advise the Servicer with respect to efforts to maximize recoveries with regard to the Mortgage Loans, including, without limitation, the commencement of foreclosure proceedings or other actions.

               Section 3.29 Servicing Rights Owner.

                    At the request of MLML (the "Servicing Rights Owner"), the
               Servicer shall resign as Servicer of the Mortgage Loans upon the selection and appointment of a successor servicer by the Servicing Rights Owner; provided that the Servicing Rights Owner delivers to the Master Servicer, the Trustee and the Securities Administrator a letter indicating that such successor servicer designated by the Servicing Rights Owner meets the eligibility requirements for a successor servicer. No appointment of a successor servicer hereunder shall be effective until the Master Servicer shall have consented thereto. Upon such appointment, at the date specified in such letter such successor servicer will become a servicer pursuant to the terms of this Agreement. Any successor servicer shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Securities Administrator and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation.

          4.   Article IV (Distributions) is hereby amended as follows:

               a.   Amending Section 4.01 by:

                    (i) replacing "Trustee" with "Master Servicer" in each instance;

                    (ii) inserting "(as defined in the Pooling and Servicing Agreement)" immediately after "Stated Principal Balance" in each instance in the last sentence of the first paragraph of clause (a); and

                    (iii) replacing "Certificate Account" with "Master Servicer Collection Account" in the first sentence of the second paragraph of clause (a).

               b. Amending Section 4.02 by inserting "the Master Servicer, the Securities Administrator," immediately before "the Issuing Entity" in the second paragraph of such Section.

          5. Article VI (The Depositor and the Servicer) is hereby amended as follows.

               a. Replacing "Trustee" with "Securities Administrator" in each instance in Section 6.03.

               b. Adding "Trustee, Master Servicer, Depositor, the Securities Administrator," immediately after "liability to the" in the first sentence of Section 6.03.

               c. Replacing "Trustee" with "Master Servicer" in each instance in Sections 6.04 and 6.05.

               d. Replacing "Persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac" with "the Servicer" in the second sentence of Section 6.05.

               e. Inserting ", as defined in the Pooling and Servicing Agreement" after the word "Certificate" in the first sentence of Section 6.06.

          6. Article VII (Default; Termination of Servicer) is hereby amended as follows.

          a. Replacing "Trustee" with "Master Servicer" in each instance in Sections 7.01(a).

          b. Deleting "other than its rights as a Certificateholder hereunder" in each instance in Section 7.01.

          c.   Amending Section 7.01(a)(i) by:

               (i) inserting ", Master Servicer Collection Account" immediately after "Collection Account" in such Section;

               (ii) replacing "Certificate Account" with "Distribution Account (as defined in the Pooling and Servicing Agreement)"; and

               (iii) replacing "prior to the related Distribution Date" with "Distribution Account Deposit Date (as defined in the Pooling and Servicing Agreement)".

          d.   Deleting "or the Depositor" in clause (a)(ii).

          e.   Replacing clause (a)(vi) with the following:

               (vi) any failure by the Servicer, any Subservicer or any Subcontractor to (A) deliver any information, report, certification or accountants' letter when and as required under
               Section 11.04, 11.05 or 11.06 [or (B) any failure by the Servicer to identify pursuant to Section 11.06(b) any Subcontractor "participating in the servicing function" within the meaning of
               Item 1122 of Regulation AB,] which continues unremedied for a period of fourteen calendar days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, shall constitute an Event of Default with respect to the Servicer under this Agreement, and shall entitle the Master Servicer and/or the Depositor, as applicable, to terminate the rights and obligations of the Servicer as servicer under this Agreement in accordance with Section 7.01 hereof; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect;

               (vii) any failure by the Servicer, any Subservicer or any Subcontractor to duly perform, within the required time period, its obligations under Sections 11.03 of this Agreement.

          f.   Amending Section 7.02 by:

               (i) replacing "Trustee" with "Master Servicer" in each instance in such Section;

               (ii) inserting "when and" immediately after "Trustee shall," in the first sentence of the first paragraph of such Section;

               (iii) deleting "the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency" in the third sentence of the first paragraph of such Section; and

               (iv) deleting "Depositor and the" and "; and provided further that each Rating Agency acknowledges that its rating of the certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation" from the fourth sentence of the first paragraph of such Section.

          7. Article X (Miscellaneous Provisions) is hereby amended as follows.

               a. Section 10.01 is hereby replaced in its entirety with the following:

                    10.01 Amendment

                         This Agreement may be amended from time to time by the
                    Depositor, the Servicer and the Master Servicer by written agreement.

               b. Amending Section 10.07 by replacing "Trustee" with "Master Servicer" in the first sentence of such Section.

               c. Amending Section 10.09 by (i) replacing "Trustee" with "Master Servicer" in each instance in the first sentence of such Section and (ii) replacing "or the Trustee" with "or the "Master Servicer" and replacing "of the Trustee" with "of the Securities Administrator" in the second sentence of such Section.

          8. A new article is added immediately following Section 10.11 to read as indicated in Exhibit D attached hereto.

          9.   Exhibits A, D, E-1, E-2, F, G, H, J, K, N-1, N-2, N-3, O-1, O-2,
               O-3, P, R, S and T and Schedules X, Y and Z shall be inapplicable to the Servicing Agreement.

          10. Exhibit I is hereby replaced in its entirety with Exhibit I attached hereto.

          11. Exhibit L is hereby replaced in its entirety with Exhibit L attached hereto.

          12. Exhibit M-1 is hereby replaced in its entirety with Exhibit M-1 attached hereto.

          13. Exhibit M-2 is hereby replaced in its entirety with Exhibit M-2 attached hereto.

          14.  Exhibit M-3 is hereby added as Exhibit M-3 attached hereto.

          15. Exhibit Q is hereby replaced in its entirety with Exhibit Q attached hereto.

                                    EXHIBIT D

                                   ARTICLE XI.

                          COMPLIANCE WITH REGULATION AB

          Section 11.01. Intent of the Parties; Reasonableness.

          The Master Servicer and the Servicer acknowledge and agree that the purpose of Article 11 of this Agreement is to facilitate compliance by the Master Servicer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Master Servicer nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Master Servicer or the Depositor in good faith for delivery of information required under these provisions on the basis of evolving interpretations of Regulation AB. The Servicer shall cooperate reasonably with the Master Servicer to deliver to the Securities Administrator, the Master Servicer (including any of its assignees or designees) and the Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Securities Administrator, the Master Servicer or the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, or the servicing of the Mortgage Loans, to be necessary in order to effect such compliance. The Servicer shall not be required to comply with this Article XI with respect to any fiscal year as to which the Servicer was not servicing Mortgage Loans hereunder to the extent that the Depositor determines that compliance is not required by law under the Form 15 Suspension Notification is filed.

          Section 11.02. Subservicing Agreements.

          On or before March 1 of each year, the Servicer shall deliver to the Master Servicer a copy of any subservicing agreement executed by the Servicer not previously provided. The Master Servicer agrees that it will keep any such subservicing agreement confidential. The Servicer may redact any such subservicing agreements prior to delivery to remove any fees paid to any Sub-Servicers. The Master Servicer shall execute any commercially reasonable confidentiality agreement provided to it by the Servicer concerning any confidential information in any such Subserving Agreement.

          Section 11.03. Information to Be Provided by the Servicer.

          The Servicer shall, as promptly as practicable following notice to or discovery by the Servicer, provide to the Master Servicer and the Depositor (in writing and in form and substance reasonably satisfactory to the Master Servicer and the Depositor) the information specified in paragraph (a) of this Section.

          (a) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Master Servicer and the Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships as set forth in Items 1119(b) and (c) of Regulation AB that develop following the Closing Date between the Servicer, any Subservicer or and any of the parties specified in Item 1119 of Regulation AB,
(C) any Event of Default under the terms of this Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and
(E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement and (ii) provide to the Master Servicer and the Depositor a description of such proceedings, affiliations or relationships, as set forth in Sections 1119(b) and (c) of Regulation AB.

          (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or
(ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Master Servicer and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Master Servicer and the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Master Servicer and the Depositor, all information reasonably requested by the Master Servicer or the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (c) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of the securitization transaction, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events that have not already been disclosed to such party through the Servicer's prior notice or regular servicing data along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                    (i) any material modifications, extensions or waivers of
               pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB); and

                    (ii) material breaches of pool asset representations or
               warranties or transaction covenants (Item 1121(a)(12) of Regulation AB).

          (d) The Servicer shall provide to the Master Servicer and the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports as required pursuant to the Servicing Agreement, and, upon reasonable request, such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

          Section 11.04. Servicer Compliance Statement.

          On or before March 1 of each calendar year, commencing in 2008, the Servicer shall deliver to the Master Servicer and the Depositor a statement of compliance addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          Section 11.05. Report on Assessment of Compliance and Attestation.

          (a) On or before March 1 of each calendar year, commencing in 2008, the Servicer shall:

                    (i) deliver to the Master Servicer and the Depositor a
               report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit Q hereto. Solely for the purpose of Section 1122(d)(3)(iii) of Exhibit Q, the term "investor" shall mean the Master Servicer;

                    (ii) deliver to the Master Servicer and the Depositor a
               report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1 02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                    (iii) cause each Subservicer, and each Subcontractor
               determined by the Servicer pursuant to Section 11.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, if any, and deliver to the Master Servicer and the Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                    (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii), if any, to provide, to the Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to the securitization transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit L.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

          (b) Each assessment of compliance provided by a Subservicer pursuant to Section 11.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Q hereto delivered to the Master Servicer concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 11.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 11.06.

          Section 11.06. Use of Subservicers and Subcontractors.

          The Servicer shall not hire or otherwise utilize the services of any Subservicer that is required to provide Annual Statement of Compliance or on an Assessment of Compliance to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor that is required to provide an Assessment of Compliance, and shall not permit any Subservicer that is required to provide an Assessment of Compliance, to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Servicer to seek the consent of the Securities Administrator, the Master Servicer or the Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of this Section and with Sections 11.03(b), (c) and (d), 11.04, 11.05 and 11.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 11.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 11.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11.05 as and when required to be delivered.

          (b) It shall not be necessary for the Servicer to seek the consent of the Securities Administrator, the Master Servicer or the Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Master Servicer and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Depositor and the Master Servicer) of the role and function of each such Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be (x) addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph or (y) provided by the Servicer in accordance with Regulation AB telephone interpretation 17.06.

          As a condition to the utilization of any Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of Sections 11.05 and
11.07 of this Agreement to the same extent as if such Subcontractor were the Servicer for those criteria in Exhibit Q for which the Subcontractor is responsible. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Master Servicer and the Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 11.05, in each case as and when required to be delivered.

          Section 11.07. Indemnification; Remedies.

          The Servicer shall indemnify the Master Servicer, each affiliate of the Master Servicer, the Sponsor and the Issuing Entity; each Person (including, but not limited to, the Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the securitization transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                    (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article 11 by or on behalf of the Servicer, or provided under this Article 11 by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                    (ii) any breach by the Servicer of its obligations under
               this Article 11, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 11, including any failure by the Servicer to identify pursuant to Section 11.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                    (iii) the negligence bad faith or willful misconduct of the
               Servicer in connection with its performance under this Article
               11.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          Section 11.08. Third Party Beneficiary.

          For purposes of this Article 11 and any related provisions thereto, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank, N.A.
      1015 10th Avenue S.E.
      Minneapolis Minnesota 55414
      Attn: ______________________

          Re: Custodial Agreement, dated as of March 26, 2007 among HSBC Bank USA, National Association, Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

          In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

          Mortgage Loan Number:

          Mortgagor Name, Address & Zip Code:

          Reason for Requesting Documents (check one):

                  1. Mortgage Paid in full
_________________
                  2. Foreclosure
_________________
                  3. Substitution
_________________
                  4. Other Liquidation (Repurchases, etc.)
_________________
                  5. Nonliquidation          Reason: ___________________________
_________________


                                             By:
                                                 -------------------------------
                                                      (authorized signer)
                                             Issuer:
                                                     ---------------------------
                                             Address:
                                                      --------------------------
                                             Date:
                                                   -----------------------------

          Custodian

          Wells Fargo Bank, N.A.

          Please acknowledge the execution of the above request by your signature and date below:

          Please acknowledge the execution of the above request by your signature and date below:


----------------------------------------   -------------------------
Signature                                  Date

          Documents returned to
Custodian:

----------------------------------------   -------------------------
Custodian                                  Date

                                    EXHIBIT L

                          FORM OF ANNUAL CERTIFICATION

          Re: The [__] agreement dated as of [___ l, 200[_] (the "Agreement"), among [IDENTIFY PARTIES]

          I, ____________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed, or persons under my supervision have reviewed, the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                           Date:
                                                 -------------------------------


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                   EXHIBIT M-1

          STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                                                MAX
COLUMN NAME             DESCRIPTION                                          DECIMAL  FORMAT COMMENT                           SIZE
-----------             ---------------------------------------------------  -------  ---------------------------------------  ----
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group            Text up to 10 digits                      20
                        of loans.

LOAN_NBR                A unique identifier assigned to each loan by the              Text up to 10 digits                      10
                        investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan by the                     Text up to 10 digits                      10
                        Servicer. This may be different than the LOAN_NBR.

BORROWER_NAME           The borrower name as received in the file. It is              Maximum length of 30 (Last, First)        30
                        not separated by first and last name.

SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest      2     No commas(,) or dollar signs ($)          11
                        payment that a borrower is expected to pay, P&I
                        constant.

NOTE_INT_RATE           The loan interest rate as reported by the Servicer.     4     Max length of 6                            6

NET_INT_RATE            The loan gross interest rate less the service fee       4     Max length of 6                            6
                        rate as reported by the Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan as reported by       4     Max length of 6                            6
                        the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a loan as reported        2     No commas(,) or dollar signs ($)          11
                        by the Servicer.

NEW_PAY_AMT             The new loan payment amount as reported by the          2     No commas(,) or dollar signs ($)          11
                        Servicer.

NEW_LOAN_RATE           The new loan rate as reported by the Servicer.          4     Max length of 6                            6

ARM_INDEX_RATE          The index the Servicer is using to calculate a          4     Max length of 6                            6
                        forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the          2     No commas(,) or dollar signs ($)          11
                        beginning of the processing cycle.

ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end      2     No commas(,) or dollar signs ($)          11
                        of the processing cycle.

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the              MM/DD/YYYY                                10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be applied.             2     No commas(,) or dollar signs ($)          11

SERV_CURT_DATE_1        The curtailment date associated with the first                MM/DD/YYYY                                10
                        curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment       2     No commas(,) or dollar signs ($)          11
                        amount, if applicable.

SERV_CURT_AMT_2         The second curtailment amount to be applied.            2     No commas(,) or dollar signs ($)          11

SERV_CURT_DATE_2        The curtailment date associated with the second               MM/DD/YYYY                                10
                        curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment      2     No commas(,) or dollar signs ($)          11
                        amount, if applicable.

SERV_CURT_AMT_3         The third curtailment amount to be applied.             2     No commas(,) or dollar signs ($)          11

SERV_CURT_DATE_3        The curtailment date associated with the third                MM/DD/YYYY                                10
                        curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the third curtailment       2     No commas(,) or dollar signs ($)          11
                        amount, if applicable.

PIF_AMT                 The loan "paid in full" amount as reported by the       2     No commas(,) or dollar signs ($)          11
                        Servicer.

PIF_DATE                The paid in full date as reported by the Servicer.            MM/DD/YYYY                                10

ACTION_CODE             The standard FNMA numeric code used to indicate               Action Code Key: 15=Bankruptcy,            2
                        the default/delinquent status of a particular loan.           30=Foreclosure, , 60=PIF,
                                                                                      63=Substitution, 65=Repurchase,70=REO

INT_ADJ_AMT             The amount of the interest adjustment as reported       2     No commas(,) or dollar signs ($)          11
                        by the Servicer.

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if            2     No commas(,) or dollar signs ($)          11
                        applicable.

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.         2     No commas(,) or dollar signs ($)          11

LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if        2     No commas(,) or dollar signs ($)          11
                        applicable.

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at       2     No commas(,) or dollar signs ($)          11
                        the beginning of the cycle date to be passed
                        through to investors.

SCHED_END_PRIN_BAL      The scheduled principal balance due to investors        2     No commas(,) or dollar signs ($)          11
                        at the end of a processing cycle.

SCHED_PRIN_AMT          The scheduled principal amount as reported by the       2     No commas(,) or dollar signs ($)          11
                        Servicer for the current cycle -- only applicable
                        for Scheduled/Scheduled Loans.

SCHED_NET_INT           The scheduled gross interest amount less the            2     No commas(,) or dollar signs ($)          11
                        service fee amount for the current cycle as
                        reported by the Servicer -- only applicable for
                        Scheduled/Scheduled Loans.


                                      M-1-2

ACTL_PRIN_AMT           The actual principal amount collected by the            2     No commas(,) or dollar signs ($)          11
                        Servicer for the current reporting cycle -- only
                        applicable for Actual/Actual Loans.

ACTL_NET_INT            The actual gross interest amount less the service       2     No commas(,) or dollar signs ($)          11
                        fee amount for the current reporting cycle as
                        reported by the Servicer -- only applicable for
                        Actual/Actual Loans.

PREPAY_PENALTY_ AMT     The penalty amount received when a borrower             2     No commas(,) or dollar signs ($)          11
                        prepays on his loan as reported by the Servicer.

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived       2     No commas(,) or dollar signs ($)          11
                        by the servicer.

MOD_DATE                The Effective Payment Date of the Modification for            MM/DD/YYYY                                10
                        the loan.

MOD_TYPE                The Modification Type.                                        Varchar - value can be alpha or numeric   30

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest          2     No commas(,) or dollar signs ($)          11
                        advances made by Servicer.

BREACH_FLAG             Flag to indicate if the repurchase of a loan is               Y=Breach
                        due to a breach of Representations and Warranties             N=NO Breach
                                                                                      Let blank if N/A


                                      M-1-3

                                   EXHIBIT M-2

                  STANDARD FILE LAYOUT - DELINQUENCY REPORTING

          *The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                        DESCRIPTION                                  DECIMAL   FORMAT COMMENT
------------------               -------------------------------------------------------------------   -------   ----------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR                         A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to the servicer at             MM/DD/YYYY
                                 the end of processing cycle, as reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                               MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved by the               MM/DD/YYYY
                                 courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,              MM/DD/YYYY
                                 Discharged and/or a Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                       MM/DD/YYYY

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To End/Close                    MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                              MM/DD/YYYY

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with instructions              MM/DD/YYYY
                                 to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                        MM/DD/YYYY

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure Action                MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                      MM/DD/YYYY

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                        MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.                  2      No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                       MM/DD/YYYY

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the property                     MM/DD/YYYY
                                 from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.                          2      No commas(,) or
                                                                                                                 dollar signs ($)

LIST_DATE                        The date an REO property is listed at a particular price.                       MM/DD/YYYY

OFFER_AMT                        The dollar value of an offer for an REO property.                        2      No commas(,) or
                                                                                                                 dollar signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.                   MM/DD/YYYY

REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                    MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                         MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the property.

PROP_INSPECTION_DATE             The date a property inspection is performed.                                    MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                                                MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based on brokers price         2
                                 opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if repairs are completed          2
                                 pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan.
                                 Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                 MM/DD/YYYY
                                 Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                        No commas(,) or
                                                                                                                 dollar signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                         MM/DD/YYYY

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                          2      No commas(,) or
                                                                                                                 dollar signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                                MM/DD/YYYY

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                        2      No commas(,) or
                                                                                                                 dollar signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool Insurer             MM/DD/YYYY

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                           2      No commas(,) or
                                                                                                                 dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                        MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                                         2      No commas(,) or
                                                                                                                 dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                         MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                                          2      No commas(,) or
                                                                                                                 dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                                        MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                                         2      No commas(,) or
                                                                                                                 dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                                         MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                                          2      No commas(,) or
                                                                                                                 dollar signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                                 MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                                 MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                                  2      No commas(,) or
                                                                                                                 dollar signs ($)


                                      M-2-2

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed                                 10     MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                                          11     No commas(,) or
                                                                                                                 dollar signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third Party, Conveyance to
                                 HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO property.                             No commas(,) or
                                                                                                                 dollar signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the Hazard Insurance            10     MM/DD/YYYY
                                 Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.                          11     No commas(,) or
                                                                                                                 dollar signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed the claim payment.       10     MM/DD/YYYY

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on the claim.               11     No commas(,) or
                                                                                                                 dollar signs ($)

ACTION_CODE                      Indicates loan status                                                           Number

NOD_DATE                                                                                                         MM/DD/YYYY

NOI_DATE                                                                                                         MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                                   MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                                            MM/DD/YYYY

REO_SALES_PRICE                                                                                                  Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                                           Number

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

          -    ASUM-   Approved Assumption

          -    BAP-    Borrower Assistance Program

          -    CO-     Charge Off

          -    DIL-    Deed-in-Lieu

          -    FFA-    Formal Forbearance Agreement

          -    MOD-    Loan Modification

          -    PRE-    Pre-Sale

          -    SS-     Short Sale

          -    MISC-   Anything else approved by the PMI or Pool Insurer


                                 M-2-3

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs


                                      M-2-4

023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration


                                      M-2-5

                   STANDARD FILE CODES - DELINQUENCY REPORTING

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy


                                      M-2-6

                                   EXHIBIT M-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

          NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

          The numbers on the 332 form correspond with the numbers listed below.

          LIQUIDATION AND ACQUISITION EXPENSES:

          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12.  Complete as applicable. Required documentation:

                 *    For taxes and insurance advances - see page 2 of 332 form
                      - breakdown required showing period

                      of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                 *    For escrow advances - complete payment history

                 (to calculate advances from last positive escrow balance forward)

                 * Other expenses - copies of corporate advance history showing all payments

                 *    REO repairs > $1500 require explanation

                 *    REO repairs >$3000 require evidence of at least 2 bids.

                 * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                 * Unusual or extraordinary items may require further documentation.

          13.    The total of lines 1 through 12.

          2.     CREDITS:

          14-21. Complete as applicable. Required documentation:

                 * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                      Letter of Proceeds Breakdown.

                 *    Copy of EOB for any MI or gov't guarantee

                 * All other credits need to be clearly defined on the 332 form

          22.    The total of lines 14 through 21.

          Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial
                         proceeds and line (18b) for Part B/Supplemental proceeds.

          TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                      M-3-2

CALCULATION OF REALIZED LOSS/GAIN FORM 332

          Prepared by: ________________   Date: ______________________

          Phone: ______________________   Email Address:_______________________


Servicer Loan No.          Servicer Name              Servicer Address

________________________   ________________________   __________________________

          WELLS FARGO BANK, N.A. LOAN NO._____________________________

          Borrower's Name: _____________________________________________________

          Property Address: ____________________________________________________

          LIQUIDATION TYPE: REO SALE    3RD PARTY SALE    SHORT SALE  CHARGE OFF

          WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO
          If "Yes", provide deficiency or cramdown amount ______________________

          LIQUIDATION AND ACQUISITION EXPENSES:
          (1)  Actual Unpaid Principal Balance of Mortgage Loan   $______________    (1)
          (2)  Interest accrued at Net Rate                        ______________    (2)
          (3)  Accrued Servicing Fees                              ______________    (3)
          (4)  Attorney's Fees                                     ______________    (4)
          (5)  Taxes (see page 2)                                  ______________    (5)
          (6)  Property Maintenance                                ______________    (6)
          (7)  MI/Hazard Insurance Premiums (see page 2)           ______________    (7)
          (8)  Utility Expenses                                    ______________    (8)
          (9)  Appraisal/BPO                                       ______________    (9)
          (10) Property Inspections                                ______________   (10)
          (11) FC Costs/Other Legal Expenses                       ______________   (11)
          (12) Other (itemize)                                     ______________   (12)
                  Cash for Keys________________________            ______________   (12)
                  HOA/Condo Fees_______________________            ______________   (12)
                  _____________________________________            ______________   (12)

                  TOTAL EXPENSES                                  $______________   (13)
          CREDITS:
          (14) Escrow Balance                                     $______________   (14)
          (15) HIP Refund                                          ______________   (15)
          (16) Rental Receipts                                     ______________   (16)
          (17) Hazard Loss Proceeds                                ______________   (17)


                                     M-3-3

          (18) Primary Mortgage Insurance / Gov't Insurance        ______________   (18a)
          HUD Part A                                               ______________   (18b)
          HUD Part B
          (19) Pool Insurance Proceeds                             ______________   (19)
          (20) Proceeds from Sale of Acquired Property             ______________   (20)
          (21) Other (itemize)                                     ______________   (21)
               __________________________________________          ______________   (21)

               TOTAL CREDITS                                      $______________   (22)
          TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $______________   (23)


                                     M-3-4

                           ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF                 BASE
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   ------   ---------   --------



                                     M-3-5

                                    EXHIBIT Q

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                                                   APPLICABLE
                                                                                                   SERVICING
                                               SERVICING CRITERIA                                   CRITERIA
-------------------------------------------------------------------------------------------------------------
    REFERENCE                                          CRITERIA
-------------------------------------------------------------------------------------------------------------
                                       GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other           X
                   triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,                X
                   policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party            X
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                      CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank         X
                   accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an                X
                   investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or                 X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or           X
                   accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository               X
                   institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

                                                                                                   APPLICABLE
                                                                                                   SERVICING
                                               SERVICING CRITERIA                                   CRITERIA
-------------------------------------------------------------------------------------------------------------
    REFERENCE                                          CRITERIA
-------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.                X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed                 X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                      INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are           X
                   maintained in accordance with the transaction agreements and applicable
                   Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with               X
                   timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the        X**
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled          X
                   checks, or other form of payment, or custodial bank statements.

                                          POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the            X
                   transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the               X
                   transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed        X
                   and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with           X
                   the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related

                                                                                                   APPLICABLE
                                                                                                   SERVICING
                                               SERVICING CRITERIA                                   CRITERIA
-------------------------------------------------------------------------------------------------------------
    REFERENCE                                          CRITERIA
-------------------------------------------------------------------------------------------------------------
                   mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's        X
                   records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans           X
                   (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications          X
                   and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a            X
                   mortgage loan is delinquent in accordance with the transaction agreements.
                   Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with             X
                   variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts):          X
                   (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are        X
                   made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on              X
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business            X
                   days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and             X
                   recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a) (1)

                                                                                                   APPLICABLE
                                                                                                   SERVICING
                                               SERVICING CRITERIA                                   CRITERIA
-------------------------------------------------------------------------------------------------------------
    REFERENCE                                          CRITERIA
-------------------------------------------------------------------------------------------------------------
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

** Solely for the purpose of Section 1122(d)(3)(iii), the term "investor" shall mean the Master Servicer.